UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Blackstone Real Estate Income Fund

Blackstone Real Estate Income Fund II

Blackstone Real Estate Income Master Fund

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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BLACKSTONE REAL ESTATE INCOME FUND

BLACKSTONE REAL ESTATE INCOME FUND II

BLACKSTONE REAL ESTATE INCOME MASTER FUND

345 Park Avenue, 42nd Floor | New York, New York 10154

August 14, 2020

Dear Shareholder:

After careful consideration and as disclosed in each Fund’s Prospectus Supplement dated July 13, 2020, Blackstone Real Estate Income Advisors L.L.C., the investment manager (the “Investment Manager”) of Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund (each, a “Fund” and collectively, the “Funds”), recommended to the Boards of Trustees of the Funds (the “Board”) that an orderly liquidation of the Funds would be in the best interest of the shareholders (“Shareholders”) of each Fund. In order to have the best opportunity to maximize the underlying value of the Funds’ investments, the Board has approved the Investment Manager’s proposal and the enclosed proxy statement seeks your approval to implement the liquidation.

Blackstone supports the plan and believes the approach provides Shareholders with the best opportunity to maximize the underlying value of the Funds’ investments.

The Funds currently have significant cash holdings and are starting to see a recovery in the pricing of the Funds’ portfolio holdings since the recent trough related to market reaction to the outbreak of COVID-19. Our proposal would replace quarterly tender offers with an orderly liquidation, allowing us to seek to maximize portfolio recovery while providing equal access to liquidity to all Shareholders.

A few important things to note:

∎	As part of its commitment to the best interests of shareholders, the Investment Manager will waive its management and incentive fees starting the first month after approval of the liquidation.

∎	The Funds would seek to return your capital by mid-2021, but the final date of liquidation could shift based on market conditions.

∎	Although not guaranteed, the Funds intend to declare a regular dividend in the third quarter of 2020 and then make distributions on a quarterly basis until the Funds have been completely liquidated.

∎	The Funds will be actively managed during this period and will continue to access the resources and relationships of the broader Blackstone Real Estate Debt Strategies team, which remains in place.

Your approval is needed to enact this liquidation and begin to return capital back to investors. We encourage you to vote “YES” on both proposals. The first proposal seeks to amend each Fund’s governing document to change the Shareholder voting thresholds needed to approve a dissolution and the second proposal is to approve the dissolution of each Fund.

On behalf of the Board of each Fund, we are pleased to invite you to a joint Special Meeting of Shareholders (the “Meeting”) of the Funds to be held virtually via audio webcast on October 15, 2020 at 8:00 a.m. (Eastern time), at the following website: www.virtualshareholdermeeting.com/BREIF2020. We are asking Shareholders to sign and approve the proxy and return by no later than October 14, 2020.

To participate in the Meeting, you must have your sixteen-digit control number that is shown on your proxy card. Because the Funds are hosting a virtual meeting, you will not be able to attend the Meeting in person.

For more information about the matters requiring your vote, please refer to the accompanying Proxy Statement.

Thank you for your continued support of Blackstone. We believe this plan will produce the best outcome for Shareholders, which is our top priority.

Sincerely,

/s/ Jonathan Pollack

Jonathan Pollack

Chief Executive Officer and President

BLACKSTONE REAL ESTATE INCOME FUND

BLACKSTONE REAL ESTATE INCOME FUND II

BLACKSTONE REAL ESTATE INCOME MASTER FUND

345 Park Avenue, 42nd Floor | New York, New York 10154

Notice of Special Meeting of Shareholders and Proxy Statement

August 14, 2020

To the shareholders (“Shareholders”) of each Fund:

Notice is hereby given that a joint Special Meeting of Shareholders (the “Meeting”) of Blackstone Real Estate Income Fund (“Feeder Fund I”), Blackstone Real Estate Income Fund II (“Feeder Fund II” and, together with Feeder Fund I, the “Feeder Funds”) and Blackstone Real Estate Income Master Fund (the “Master Fund” and, together with the Feeder Funds, the “Funds”) will be held virtually via audio webcast on October 15, 2020 at 8:00 a.m. (Eastern time), at the following website: www.virtualshareholdermeeting.com/BREIF2020, for the purposes of considering and voting upon the following:

1.

Amending each Fund’s Amended and Restated Agreement and Declaration of Trust (the “Charter”) by revising the Shareholder vote required to approve the Fund’s dissolution from at least two-thirds of the outstanding shares to a “majority” under the Investment Company Act of 1940, as amended (the “1940 Act”), (i.e., the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy), provided that no more than 33% of the outstanding shares of the Fund vote against the dissolution (the “Charter Amendment”);

2.	Dissolving each Fund (the “Fund Dissolution,” and, together with the Charter Amendment, the “Proposals”); and

3.	The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the Proxy Statement.

To participate in the Meeting, you must have your sixteen-digit control number that is shown on your proxy card. Because the Funds are hosting a virtual meeting, you will not be able to attend the Meeting in person. The open of business on August 13, 2020 has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

NO MATTER HOW MANY SHARES YOU OWN, YOUR TIMELY VOTE IS IMPORTANT. If you do not expect to attend the Meeting, please give your voting instructions by any of the following methods:

Internet: Going to the website specified on your proxy card and following the instructions on the website.

Phone: Calling the number specified on your proxy card and following the instructions.

Mail: Completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.

By Order of the Board of Trustees of

Blackstone Real Estate Income Fund

Blackstone Real Estate Income Fund II

Blackstone Real Estate Income Master Fund

/s/ Leon Volchyok

Leon Volchyok

Chief Legal Officer, Chief Compliance Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 15, 2020: This Proxy Statement and the form of proxy card are available at www.proxyvote.com and can be accessed by using the 16-digit control number and following the instructions located on the enclosed proxy card.

PROXY STATEMENT

Section I of this Proxy Statement contains information relating to the Proposals. Section II contains additional background information about the Funds. Section III contains general information about the Meeting and Shareholder voting. This Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about August 14, 2020. We have delivered these proxy materials to you in connection with the solicitation by the Board of each Fund of proxies to be voted at the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote on the following matters:

I. THE PROPOSALS

Amendment of each Fund’s Charter to Revise the Shareholder Vote Required for each Fund’s Dissolution

Q:	What is being proposed?

A:

Pursuant to the Funds’ Charters as currently in effect, each Fund may dissolve with the affirmative approval of the Board and holders of at least two-thirds of the outstanding shares of such Fund. The Board and Blackstone Real Estate Income Advisors L.L.C., the investment manager (the “Investment Manager”) of each Fund, are recommending that each Fund’s Charter be amended by revising the Shareholder vote required to approve each Fund’s dissolution from at least two-thirds of the outstanding shares to a “majority” under the 1940 Act (i.e., the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy) (the “1940 Act Majority”), provided that no more than 33% of the outstanding shares of the Fund vote against the dissolution. The proposed revised voting standard employs the common standard of the 1940 Act Majority, but also includes the requirement that the dissolution will not be approved if 33% of a Fund’s outstanding shares vote against the dissolution.

Q:	How does the Board recommend I vote?

A:	The Board recommends that you vote “FOR” the Charter Amendment.

Q:	What are the expected benefits of the Charter Amendment?

A:

As described further herein, the Board and the Investment Manager are recommending that the Shareholders of each Fund approve the Charter Amendment to facilitate obtaining approval of the Funds’ dissolution. The Investment Manager believes that the Charter Amendment would allow for the possible approval of the Fund Dissolution by the Funds’ dispersed Shareholder base. The Board and the Investment Manager recommend that the Shareholders of each Fund approve the Charter Amendment to allow the Fund to dissolve with a lesser requisite Shareholder vote in order to minimize solicitation costs borne by the Funds and reduce the diversion of management resources in soliciting such votes. Proposal 2 below requests Shareholder approval of each Fund’s dissolution.

A version of the proposed amendment to the Charter is attached to this Proxy Statement as Appendix A.

Q:	What are the potential drawbacks of the Charter Amendment?

A:

The Charter Amendment will reduce the vote required to approve the Fund Dissolution, resulting in the ability of a smaller percentage of Shareholders to approve the Fund Dissolution than would otherwise be the case.

Q:	What vote is required to approve the Charter Amendment?

A:

Shareholders may approve the Charter Amendment with the affirmative vote of a 1940 Act Majority. The Charter Amendment was unanimously approved by the Board, including the Continuing Trustees (as defined in the Charter).

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CHARTER AMENDMENT.

Dissolution of the Fund

Q:	What is being proposed?

A:	For the reasons set forth below, the Board and the Investment Manager are recommending that each Fund dissolve.

Q:	How does the Board recommend I vote?

A:	The Board recommends that you vote “FOR” the Fund Dissolution.

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Q:	How will the Fund Dissolution work?

A:

If Shareholders approve the Fund Dissolution, the Funds expect to implement a plan of liquidation and termination (the “Plan of Liquidation and Termination”) pursuant to which the Funds will seek to conduct an orderly liquidation to harvest the value of their assets, pay debts, make liquidating distributions to Shareholders and otherwise wind up their affairs with the goal of maximizing value for Shareholders. If the Fund Dissolution is approved, the Funds currently expect to return liquidation proceeds through quarterly distributions, while aiming to complete the liquidation around mid-2021, all subject to market conditions and the timing of the Shareholder approval. The mid-2021 target final liquidation date is not definitive, and the completion of the liquidation may occur before or after this target date.

Although the Investment Manager will seek to maximize value through the course of the Fund Dissolution, there is no assurance it will be successful in doing so. In addition, Shareholders should understand that during this time period, the Funds may depart from their stated investment objectives and policies as the Master Fund liquidates its holdings. The Funds will bear the costs in connection with the liquidation, including with respect to sales of assets and repayment of debt. As a result of these costs, as well as potential market movements, Shareholders may receive less than their Fund’s net asset value per Share as of the date of this Proxy Statement and as of the date of any approval of the Fund Dissolution.

The Plan of Liquidation and Termination would provide that the Funds would deregister from the 1940 Act and formally dissolve after completing their final liquidating distributions, although the Funds could also convert into, or transfer assets to, a liquidating trust. The Plan of Liquidation and Termination also provides that the Funds may maintain a reserve to fund future liabilities of the Funds after the liquidation.

Q:	What are the potential drawbacks of the Fund Dissolution?

A:

The Board and the Investment Manager believe the Fund Dissolution is in the best interests of Shareholders; however, there are potential drawbacks of the Fund Dissolution. The Fund Dissolution, if approved, is not expected to be completed until mid-2021, but the completion may occur before or after this target date. As a result, Shareholders are not expected to be able to liquidate their shares until such time, and are also not expected to have the opportunity to tender their shares in repurchase offers. In addition, although the Investment Manager will seek to maximize value through the course of the Fund Dissolution, there is no assurance it will be successful in doing so, and Shareholders may realize less from their investment in the shares in the Fund Dissolution than they would if the Funds continued to operate. Finally, the Fund Dissolution will result in the Funds going out of existence, thus eliminating an investment option that Shareholders previously deemed to be appropriate for their investment portfolio.

Q:	Will the Investment Manager receive compensation during the dissolution?

A:

If Shareholders approve the Fund Dissolution, the Investment Manager will waive its management fee and incentive fee from the first day of the month following the effective date of such approval through the remaining life of the Funds. In 2019, the Investment Manager received management fees from the Funds totaling $9.4 million (with total management fees of $18.8 million before giving effect to the Investment Manager’s waiver of the management fee from 1.50% of the Master Fund’s managed assets to 0.75% of the Master Fund’s managed assets).

The Board has approved, if Shareholders approve the Fund Dissolution, the termination of the Expense Limitation and Reimbursement Agreement between the Investment Manager and each Feeder Fund effective as of the first day of the month following such approval. As a result, the Investment Manager no longer would be obligated to waive its fees and/or reimburse expenses of each Feeder Fund so that such Fund’s Specified Expenses (as defined in each Feeder Fund’s prospectus) will not exceed 0.35% of net assets (annualized). The Investment Manager has previously waived its fees and/or reimbursed expenses on behalf of the Feeder Funds pursuant to the Expense Limitation and Reimbursement Agreement and as of June 30, 2020 was entitled to reimbursement of $2.6 million to the extent such amounts could be reimbursed by the Feeder Funds without exceeding the expense limitation. By terminating the Expense Limitation and Reimbursement Agreement, the Investment Manager has agreed to forgo potential reimbursement of this $2.6 million.

Q:	Will the Funds still make tender offers?

A:

Pending the approval and implementation of the Fund Dissolution, the Funds no longer expect to offer to repurchase a portion of the shares from Shareholders four times each year. Although the Investment Manager may still recommend that the Board approve one or more repurchase offers during this period, there is no guarantee it will do so or that the Board will approve any such repurchase. During this period, shares tendered with a tender valuation date within 12 months of the original issue date of such shares will still be subject to the early withdrawal fee described in each Feeder Fund’s prospectus. Unless a future tender offer is approved by the Board of Trustees of the Funds, the Funds’ tender offer previously made with a valuation date of March 31, 2020 will be the Funds’ final tender offer.

Q:	What vote is required to approve the Fund Dissolution?

A:

If the Charter Amendment described in Proposal 1 above is approved, Shareholders may dissolve their respective Fund with the vote of a 1940 Act Majority, provided that no more than 33% of the outstanding shares of the Fund vote against the

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dissolution. If Proposal 1 is not approved, Proposal 2 will be approved upon the affirmative vote of at least two-thirds of such Fund’s outstanding shares.

In addition, the Fund Dissolution requires that each Fund receive the requisite votes to approve the proposal. If the Shareholder voting requirement for one but not all of the Funds is met, the Fund Dissolution will not be approved for any Fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE FUND DISSOLUTION.

Other Information about the Proposals

The Board’s and the Investment Manager’s Rationale for the Proposals

The Board and the Investment Manager considered the following factors in determining to recommend the Proposals to the Shareholders:

∎

Best Interest of each Fund and its Shareholders: The Board and the Investment Manager considered each Fund’s recent performance and the fact that over the last year, the Funds have seen a higher level of repurchases compared to new subscriptions.

A continued reduction in the Funds’ net assets would likely result in an increased expense ratio for Shareholders as certain fixed expenses would be spread across a smaller asset base. An orderly liquidation would allow the Funds to harvest the value of their assets over time with the goal of maximizing value for Shareholders while also making liquidating distributions to provide Shareholders with liquidity.

∎

Alternative Courses of Action: The Investment Manager also considered a number of alternatives to an orderly liquidation, including a change in the Funds’ terms, merger or one-time sale of the Funds’ portfolio or a transfer of the Funds’ investment advisory contracts, and presented the pros and cons of each of these alternatives to the Board. After considering these alternatives, the Board and the Investment Manager believe harvesting the value of the Funds’ assets through an orderly liquidation would be in the best interests of each Fund and its Shareholders.

For the reasons above, the Board and the Investment Manager believe that the Proposals are in the best interests of each Fund and its Shareholders.

Board’s Consideration of the Proposals

At a Board meeting held on June 24, 2020, the Investment Manager advised the Board that, in light of the likely continuing trend of increased repurchases and muted subscriptions, the overall market, including as a result of the COVID-19 pandemic and its recent impact on the real estate-related securities market including the assets the Funds own, and other factors, it has been considering a number of potential actions to address these concerns, including possibly recommending to the Board that the Funds liquidate and dissolve. The Independent Trustees were represented by their Independent Legal Counsel (“Independent Counsel”) at that meeting and the subsequent Evaluation Meetings (defined below).

At a Board meeting held on July 8, 2020 (“July 8 Board Meeting”), the Investment Manager presented the Proposals for the Board’s preliminary consideration with information in support of the Proposals. The Board reviewed reasons for liquidation, the other potential alternative courses of actions that might address each of these considerations, input from the Funds’ selling agents, an overview of the current portfolio, the proposed Plan of Liquidation and Termination, anticipated changes in expenses and the proposed liquidation process. At the end of July 8 Board Meeting, the Board’s Independent Trustees met in executive session with their Independent Counsel. No representatives of the Investment Manager or Fund management were present at this meeting, during which the Independent Trustees discussed the information presented at the July 8 Board Meeting and requested additional information from the Investment Manager.

At a subsequent Board meeting held on July 10, 2020 (the “July 10 Board Meeting”), the Board reviewed and discussed the additional information and analyses presented by the Investment Manager, including additional information on the anticipated expenses that would be incurred by the Fund should the Board and Shareholders approve the liquidation. The Board also reviewed the Fund savings that management outlined would result by pursuing this course.

Finally, at a Board meeting held on July 30, 2020 (the “July 30 Board Meeting” and with the July 8 Board Meeting and the July 10 Board Meeting, the “Evaluation Meetings”), the Board reviewed and discussed this proxy statement and the process of presenting the Proposals for Shareholder consideration.

In reaching its determination to approve the Proposals, the Board, including the Independent Trustees, considered various relevant factors, including their potential benefits and drawbacks. The considerations below reflect such reviews and discussions. The Board’s evaluation of the Proposals took into account not only all of this information, but information about the Funds

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received by the Board since their inception and that reflected the knowledge and familiarity gained as members of the Board during regularly scheduled quarterly meetings. Among the factors considered by the Board were:

∎	The overall market, including as a result of the COVID-19 pandemic and its recent impact on the real estate-related securities market, including the assets the Funds own;

∎	The continuing trend of increased Shareholder repurchases and the expectation that new subscriptions will remain muted in light of feedback from selling agents and related concentration;

∎	The Investment Manager’s analyses on the various possible courses of action in light of these matters;

∎

The Investment Manager’s concern that, absent the proposed plan, Shareholder desire for liquidity might cause the Investment Manager to dispose of portfolio holdings at depressed prices to the detriment of Shareholders;

∎

The Investment Manager’s expertise in the real estate market and its ability to liquidate the Funds’ portfolios in an orderly fashion to maximize value for Shareholders and provide Shareholders with liquidity;

∎	Information and analyses provided by the Investment Manager as to the potential benefits and risks to the Funds and their Shareholders of the Proposals;

∎

The Investment Manager’s recommendation that the proposed Charter Amendment would provide the Funds with greater efficiency with respect to Fund resources and time used in obtaining the requisite Shareholder votes for the proposed Fund Dissolution, including the requirement that if 33% or more of a Fund’s Shareholders do not approve the Charter Amendment, that proposal would not go forward;

∎	The Investment Manager’s ability to maximize the value of the Funds’ assets in an orderly liquidation, including in light of market conditions;

∎

The fact that the liquidation of the Funds’ assets is expected to potentially take nine months or more, resulting in a delay in liquidity for Shareholders, weighed against the potential benefit of that liquidation period for purposes of maximizing value of the Funds’ underlying investments in an orderly liquidation;

∎

Potential alternatives in light of the current market conditions, including a change in the Funds’ terms, merger or one-time sale of the Funds’ portfolio and other potential alternatives, and the relative pros and cons of such alternatives as compared to the Proposals;

∎

The liquidity that could be provided to Shareholders from the proposed Fund Dissolution as compared to maintaining the Funds under the current circumstances and the potential benefits of an orderly liquidation process; and

∎

The expected costs to the Funds of the Proposals, including the proxy solicitation, weighed against the projected expenses and savings that the Funds would experience if the Proposals were approved, including the Investment Manager’s agreement to waive its management fee and incentive fees and to waive the potential recoupment of the $2.6 million of outstanding unreimbursed expenses advanced by the Investment Manager as of June 30, 2020 under the Funds’ expense limitation and reimbursement agreement.

Based on all of this information and considering other relevant factors, the Board at the July 10 Board Meeting concluded that approval of the Proposals would be in the best interests of each Fund and its Shareholders, and subsequently approved the filing of this proxy statement and other related matters at the July 30 Board Meeting.

Tax Consequences

For U.S. federal income tax purposes, a liquidation of each Fund would be a taxable event, causing Shareholders that are subject to U.S. federal income tax to recognize any gain or loss in their Fund shares. Any liquidating distribution paid to each Shareholder would generally be treated for U.S. federal income tax purposes as a payment in exchange for the Shareholder’s shares (except for any portion of the liquidating distribution that is treated as a dividend for U.S. federal income tax purposes), and a Shareholder subject to U.S. federal income tax generally would recognize capital gain or loss equal to the difference between (i) the amount of the distribution that is treated as payment in exchange for the Shareholder’s shares, including the fair market value of any assets distributed in kind, and (ii) his or her basis in such shares. A Shareholder should consult with his or her tax advisor to discuss each Fund’s liquidation and the potential tax consequences to the Shareholder.

During the liquidation and until each Fund’s termination, the Investment Manager intends to continue to operate each Fund as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended.

Instructions for Master Fund Vote

The Feeder Funds are the sole Shareholders of the Master Fund. As the sole Shareholders of the Master Fund, each Feeder Fund is being asked to vote on the Proposal as it relates to the Master Fund. Under the 1940 Act, each Feeder Fund’s voting rights with respect to the Master Fund shares that the Feeder Fund holds generally must be passed through to the Feeder Fund’s Shareholders. This means that each Feeder Fund must vote its Master Fund shares in accordance with the voting instructions received from the Feeder Fund’s Shareholders. If you are a Shareholder of a Feeder Fund, in addition to your votes on the Proposals relating to the Feeder Fund in which you own shares, you also need to provide voting instructions on the matters for which your Feeder Fund has to vote as a Shareholder of the Master Fund.

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II. FUND INFORMATION

The Investment Manager

Blackstone Real Estate Income Advisors L.L.C. is the investment manager of each Fund. The address of the Investment Manager is 345 Park Avenue, 42nd Floor, New York, New York 10154.

The Investment Manager is an affiliate of The Blackstone Group Inc. (together with its affiliates, “Blackstone”), which is one of the world’s leading investment firms with total assets under management of $564 billion as of June 30, 2020. Blackstone’s asset management businesses include investment vehicles focused on real estate, private equity, public debt and equity, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. The Investment Manager is part of the Blackstone Real Estate group, which as of June 30, 2020 had approximately $167 billion of investor capital under management in real estate funds or vehicles (including approximately $26 billion in real estate-related debt funds or vehicles).

The Administrator

State Street Bank and Trust Company (“State Street”) is the administrator for each Fund, and its business address is 1 Iron Street, Boston, MA 02110.

The Distributor

Blackstone Securities Partners L.P., a limited partnership under the laws of Delaware, serves as the principal underwriter of each Feeder Fund, and its business address is 345 Park Avenue, New York, NY 10154.

Annual Report and Other Fund Information

Each Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2019, is available upon request, without charge, by writing to the Fund at c/o State Street Bank and Trust Company, 1 Iron Street, Boston, MA 02110, or by calling the Fund at 1.855.890.7725. The annual reports, along with additional information about the Funds, are available via the internet at www.blackstone.com/our-businesses/registered-products.

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Information about each Fund’s Trustees and Officers

Set forth in the table below are the Trustees and Officers of each of the Funds, as well as their birth year, information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Address (1) and Age (2)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex (3) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE*
Michael B. Nash (59)	Trustee and Chairman	Trustee Since Inception	Mr. Nash is a senior managing director of Blackstone and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He is also Executive Chairman of Blackstone Mortgage Trust, a NYSE listed REIT, and is the Chairman of the Board of the Funds. He was formerly the Chief Executive Officer and President of the Fund and the Master Fund from the Funds’ inception to 2017. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas.	3	Executive Chairman, Blackstone Mortgage Trust, Inc.; Hudson Pacific Properties, Inc. (2015-2019); Landmark Apartment Trust of America, Inc. (2014-2016); La Quinta Holdings Inc. (2014-2015)
NON-INTERESTED TRUSTEES
Benedict Aitkenhead (54)	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: December 2013	Mr. Aitkenhead is currently a Managing Director at Pacific Oak Capital Advisors (“Pacific Oak”), the external advisor to the Pacific Oak Real Estate Investment Trusts. Before joining Pacific Oak, he was at KBS Capital Advisors, the predecessor company to Pacific Oak, and the COO of Yapp Media LLC in early stage venture capital investing. Mr. Aitkenhead was a Managing Director in the Fixed Income division of Credit Suisse from 1989 to 2012.	3	—
Edward H. D’Alelio (68)	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: December 2013	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, University of Massachusetts Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex)
Michael F. Holland (76)	Trustee and member of Audit and Nominating and Governance Committee	Trustee Since: December 2013	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund, Inc. (through 2017)

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Name, Address (1) and Age (2)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex (3) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Thomas W. Jasper (72)	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: December 2013	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP (master limited partnership)

Name, Address (4) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS
Jonathan Pollack (43)	Chief Executive Officer and President	Officer Since: March 2017

Senior Managing Director and Global Head of BREDS (2015-Present)

Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank (1999-2015)

Anthony F. Marone, Jr. (38)	Chief Financial Officer and Treasurer	Officer Since: April 2017	Vice President (2013), Senior Vice President (2014-2015) and Managing Director and Chief Financial Officer (2016-Present) of BREDS
Leon Volchyok (36)	Chief Legal Officer, Chief Compliance Officer and Secretary	Chief Legal Officer Since: August 2017 Chief Compliance Officer and Secretary Since: December 2013	Vice President (2013-2014), Principal (2015-2019) and Managing Director (2018-Present) of Blackstone Real Estate Senior Associate at Proskauer Rose LLP (2008-2013)

*	Mr. Nash is an “interested person” as defined in the 1940 Act because he is an officer of the Investment Manager and certain of its affiliates.
(1)	The address of each Trustee, unless otherwise noted, is c/o Blackstone Real Estate Income Advisors L.L.C.,
Attn: Chief Compliance Officer, 345 Park Avenue, 42nd Floor, New York, NY 10154.
(2)	Each Trustee shall serve until the next Shareholder meeting called for the purpose of considering the election of Trustees.
(3)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone / GSO Secured Lending Fund and Blackstone Alternative Multi-Strategy Fund.

(4)	The address of each Officer, unless otherwise noted, is c/o Blackstone Real Estate Income Advisors L.L.C.,
Attn: Chief Legal Officer, 345 Park Avenue, 42nd Floor. New York, NY 10154.

7

Beneficial Ownership of Equity Securities Held in the Fund Complex

Set forth in the table below is the dollar range of equity securities held in each Feeder Fund and on an aggregate basis for the entire Family of Investment Companies overseen by each Trustee.

	Dollar Range (1) of Equity Securities Held in the Feeder Fund I:	Dollar Range (1) of Equity Securities Held in the Feeder Fund II:	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies (2)
Michael B. Nash (3)	None	None	None
Benedict Aitkenhead (3)	None	None	None
Edward H. D’Alelio (3)	None	None	None
Michael F. Holland (3)	None	None	None
Thomas W. Jasper (3)	None	$50,001-$100,000	$50,001-$100,000

(1)

This information has been furnished by each Trustee as of June 30, 2020. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)

The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services. The family of investment companies includes the Funds.

(3)	Ownership amount constitutes less than 1% of the total shares outstanding.

The following table shows the ownership of shares by each of the Trustees, the Executive Officers, the Trustees and Executive Officers of each Feeder Fund as a group and the persons or organizations known to each Feeder Fund to be beneficial owners of more than 5% of a Fund’s outstanding shares.

Trustees and Executive Officers

Name & Address (1)	Total Shares Owned	Percentage of Shares Held
Feeder Fund I Common Shares (2)
Michael B. Nash	0	0%
Benedict Aitkenhead	0	0%
Edward H. D’Alelio	0	0%
Michael F. Holland	0	0%
Thomas W. Jasper	0	0%
Jonathan Pollack	0	0%
Anthony F. Marone	0	0%
All Trustees and Executive Officers as a group	0	0%
Feeder Fund II Advisor Class I Shares (2)
Michael B. Nash	0	0%
Benedict Aitkenhead	0	0%
Edward H. D’Alelio	0	0%
Michael F. Holland	0	0%
Thomas W. Jasper	0	0%
Jonathan Pollack	0	0%
Anthony F. Marone	0	0%
All Trustees and Executive Officers as a group	0	0%

8

Name & Address (1)	Total Shares Owned		Percentage of Shares Held
Feeder Fund II Institutional Class II Shares (2)
Michael B. Nash	0		0%
Benedict Aitkenhead	0		0%
Edward H. D’Alelio	0		0%
Michael F. Holland	0		0%
Thomas W. Jasper	68.755		*
Jonathan Pollack	0		0%
Anthony F. Marone	0		0%
All Trustees and Executive Officers as a group	68.755	*

5% or Greater Shareholders

Feeder Fund II Advisor Class I Shares (3)
Blackstone Real Estate Income Advisors, L.L.C. 345 Park Avenue New York, NY 10154	69	100.0%
Feeder Fund II Institutional Class II Shares (3)
UAW Retirees of Daimler Trucks North America Welfare Benefits Trust 700 Tower Drive Suite 300 Troy, MI 48098	19,097	10.1%
Blackstone Real Estate Income Advisors, L.L.C. 345 Park Avenue New York, NY 10154	17,347	9.2%

*	Represents less than 1%.
(1)	The address for each Trustee of each Fund is c/o Blackstone Real Estate Income Advisors L.L.C., Attn: Chief Legal Officer, 345 Park Avenue New York, NY 10154.
(2)	The table above shows Trustees’ and Executive Officers’ ownership of shares of each Fund as of June 30, 2020.
(3)

The table above shows 5% or greater Shareholders’ ownership of shares as of June 30, 2020. Based on information from the Feeder Funds’ transfer agent records. Entities listed below may hold additional shares through an affiliate.

9

III. VOTING INFORMATION AND OTHER MATTERS

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the open of business on August 13, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders, the Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about August 14, 2020. A quorum for the Meeting will consist of the presence virtually or by proxy of one third of the total shares of such Fund entitled to vote at the Meeting. As of the Record Date, Feeder Fund I has 570,234.960 common shares of its beneficial interest outstanding. As of the Record Date, Feeder Fund II has 68.907 Advisor Class I common shares of beneficial interest outstanding and 189,216.350 Institutional Class II common shares of beneficial interest outstanding.

Each share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, shares will be voted in accordance with the recommendation of the Board. Proxies may be revoked at any time before they are exercised by timely delivering a signed, written letter of revocation to the Secretary of a Fund, by properly executing and timely submitting a later-dated proxy vote, or by attending the Meeting and voting, virtually or represented by proxy, and affirmatively requesting at the Meeting that a prior proxy be revoked.

Votes cast by proxy or virtually at the Meeting will be counted by Broadridge Financial Solutions, Inc. (“Broadridge”) as tellers/inspectors of elections both for the purpose of determining the presence of a quorum and for calculating the votes cast on the considerations before the Meeting. For purposes of determining the presence of a quorum, the tellers will include the total number of shares present at the Meeting virtually or by proxy, including shares represented by proxies that reflect abstentions. Abstentions will have the effect of a vote AGAINST the Proposals. As a result, you are urged to complete and send in your proxy or voting instructions so your vote can be counted.

Adjournments

In the event that a quorum is not present for purposes of acting on the Proposals, or, even if a quorum is present, if sufficient votes in favor of the Proposals are not received by the time of the Meeting, the Meeting may be adjourned one or more times to permit further solicitation of proxies. Pursuant to the Charter, each Fund’s Chairman may adjourn the respective Meeting.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail, e-mail and telephone may be made by officers and Trustees of each Fund and officers and employees of the Investment Manager, State Street, their affiliates and other representatives of each Fund. The Funds have retained Broadridge to aid in the solicitation of proxies. In addition, the Funds have engaged Broadridge to assist in the proxy effort for the Funds. Under the terms of the engagement, Broadridge will be providing a web site for the dissemination of these proxy materials and tabulation services. The Funds have retained Broadridge to distribute the proxy materials to the respective banks and brokers who hold shares on record date. The fees paid to Broadridge are estimated to be $246,000 and may vary depending on the level of additional solicitation necessary to achieve quorum and Shareholder approval. This cost and the costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) will be borne by each respective Fund. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares.

Method of Voting at the Virtual Shareholder Meeting

We will be hosting the Meeting live via internet audio webcast. Any Shareholder can attend the Meeting live online at www.virtualshareholdermeeting.com/BREIF2020. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Meeting, you can vote at the Meeting. A summary of the information you need to attend the Meeting online is provided below:

∎	Instructions on how to attend and participate via the internet, including how to demonstrate proof of Share ownership, are posted at www.virtualshareholdermeeting.com/BREIF2020;

∎	Assistance with questions regarding how to attend and participate via the internet will be provided at www.virtualshareholdermeeting.com/BREIF2020 on the day of the Meeting;

∎	Webcast starts at 8:00 a.m. Eastern Daylight Time;

∎	Stockholders may vote and submit questions while attending the Meeting via the internet; and

∎	You will need your 16-Digit Control Number to enter the Meeting.

10

Methods of Voting by Proxy

After reading this Proxy Statement and the enclosed proxy card, you may vote by:

Internet: Going to the website specified on your proxy card and following the instructions on the website.

Phone: Calling the number specified on your proxy card and following the instructions.

Mail: Completing, signing, dating and returning the enclosed proxy card as soon as possible in the enclosed postage-paid envelope.

Shareholders can call 1-888-444-0589 with any questions about this proxy statement or how to vote their shares.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on October 14, 2020, for the voting of Shares held by Shareholders of record as of the Record Date. Proxy cards with respect to Shares held of record must be received no later than October 14, 2020.

Changing Your Vote or Revoking Your Proxy

Whether you have voted by internet, telephone or mail, you may change your vote and revoke your proxy by:

∎	Sending a written statement to that effect to the Secretary of the applicable Fund, provided such statement is received no later than October 14, 2020;

∎	Voting by internet or telephone at a later time than your previous vote and before the closing of those voting facilities at 11:59 p.m., Eastern time, on October 14, 2020 ;

∎	Submitting a properly signed proxy card, which has a later date than your previous vote, and that is received no later than October 14, 2020; or

∎	Attending and voting at the Meeting.

Information on the Voting Results

Each Fund intends to announce its final results by press release or in a Current Report on a Form 8-K filed with the SEC within four business days after the date of the Meeting.

Other Matters to Come Before the Meeting

The Board does not intend to present any other business at the Meeting, nor are the Trustees aware that any Shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to a Fund’s full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of a Fund, 345 Park Avenue, 42nd Floor, New York, New York 10154. All Shareholder communications received by the Secretary will be forwarded promptly to the applicable Board of Trustees, the applicable Board of Trustees committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a Shareholder communication should not be so forwarded if it does not reasonably relate to the applicable Fund or its operations, management, activities, policies, service providers, Board of Trustees, officers, Shareholders or other matters relating to an investment in such Fund or is purely ministerial in nature.

No Dissenters’ Rights

Shareholders do not have appraisal or similar rights of dissenters with respect to the Proposals.

11

Shareholder Proposals

The Funds do not hold annual meetings of Shareholders. A Shareholder proposal intended to be presented at a future special meeting of Shareholders of a Fund must be received at the offices of the Funds, 345 Park Avenue, 42nd Floor, New York, New York 10154, in accordance with the time periods set forth for advance notice in the bylaws of the applicable Fund or, if no such time period is specified, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT TO RETURN YOUR VOTE PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE VIRTUAL MEETING ARE URGED TO VOTE BY (1) INTERNET, (2) TELEPHONE, OR (3) COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD(S) PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.

12

Appendix A

AMENDMENT TO

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

Effective as of [    ], 2020, and pursuant to Article XI, Section 11.3(b) of the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) of each Trust listed on Exhibit A attached hereto (each, a “Trust”), a statutory trust organized under the laws of the State of Delaware, Article XI, Section 11.1(a) is hereby amended to read as follows:

Section 11.1 Term of Existence.

(a) Unless dissolved and terminated pursuant to the terms hereof, the Trust shall have perpetual existence. The Trust shall dissolve (i) upon the affirmative vote to dissolve the Trust by both a majority of the Trustees and by a Majority Shareholder Vote, provided that no more than 33% of the outstanding shares of the Fund vote against the dissolution or (ii) as required by operation of law. After dissolution, the Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up as contemplated by Section 3808(e) of the Delaware Statutory Trust Statute. The Trustees may, to the extent they deem appropriate, adopt a plan of liquidation at any time preceding the anticipated dissolution date, which plan of liquidation may set forth the terms and conditions for implementing the dissolution and liquidation of the Trust under this Article XI. Shareholders of the Trust shall not be entitled to vote on the adoption of any such plan or the dissolution and liquidation of the Trust under this Article XI except to the extent required by the 1940 Act.

A-1

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Declaration of Trust to be executed as of the day and year first above written.

Michael Nash, as Trustee
Benedict Aitkenhead, as Trustee
Edward D’Alelio, as Trustee
Michael Holland, as Trustee
Thomas W. Jasper, as Trustee

A-2

Exhibit A

Blackstone Real Estate Income Fund

Blackstone Real Estate Income Fund II

Blackstone Real Estate Income Master Fund

A-3

BLACKSTONE REAL ESTATE INCOME FUND 345 PARK AVENUE, 42ND FLOOR NEW YORK, NEW YORK 10154 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/BREIF or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 14, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BREIF2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 14, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D21938-Z78040 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BLACKSTONE REAL ESTATE INCOME FUND The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 1. To amend the Fund’s Amended and Restated Agreement and Declaration of Trust by revising the Shareholder vote required to approve the Fund’s dissolution from at least two-thirds of the outstanding shares to a “majority” as defined under the Investment Company Act of 1940, as amended, provided that no more than 33% of the outstanding shares of the Fund vote against the dissolution (the “Charter Amendment”) and provide instructions for the Fund to approve the Charter Amendment with respect to the Master Fund. 2. To approve the dissolution of the Fund and provide instructions for the Fund to approve the dissolution of the Master Fund. 3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement and Form of Proxy are available at www.proxyvote.com/BREIF D21939-Z78040 BLACKSTONE REAL ESTATE INCOME FUND 345 Park Avenue, 42nd Floor, New York, New York 10154 The undersigned shareholder(s) hereby appoint(s) Jonathan Pollack, Anthony F. Marone and Leon Volchyok as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the Joint Special Meeting of Shareholders of BLACKSTONE REAL ESTATE INCOME FUND, BLACKSTONE REAL ESTATE INCOME FUND II and BLACKSTONE REAL ESTATE INCOME MASTER FUND to be held virtually on October 15, 2020 at 8:00 a.m. (Eastern time), at the following website: www.virtualshareholdermeeting.com/BREIF2020, and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted “FOR” proposal 1 and “FOR” proposal 2. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKSTONE REAL ESTATE INCOME FUND II 345 PARK AVENUE, 42ND FLOOR NEW YORK, NEW YORK 10154 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/BREIF or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 14, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BREIF2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 14, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D21940-Z78041 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BLACKSTONE REAL ESTATE INCOME FUND II The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 1. To amend the Fund’s Amended and Restated Agreement and Declaration of Trust by revising the Shareholder vote required to approve the Fund’s dissolution from at least two-thirds of the outstanding shares to a “majority” as defined under the Investment Company Act of 1940, as amended, provided that no more than 33% of the outstanding shares of the Fund vote against the dissolution (the “Charter Amendment”) and provide instructions for the Fund to approve the Charter Amendment with respect to the Master Fund. 2. To approve the dissolution of the Fund and provide instructions for the Fund to approve the dissolution of the Master Fund. 3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement and Form of Proxy are available at www.proxyvote.com/BREIF D21941-Z78041 BLACKSTONE REAL ESTATE INCOME FUND II 345 Park Avenue, 42nd Floor, New York, New York 10154 The undersigned shareholder(s) hereby appoint(s) Jonathan Pollack, Anthony F. Marone and Leon Volchyok as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the Joint Special Meeting of Shareholders of BLACKSTONE REAL ESTATE INCOME FUND, BLACKSTONE REAL ESTATE INCOME FUND II and BLACKSTONE REAL ESTATE INCOME MASTER FUND to be held virtually on October 15, 2020 at 8:00 a.m. (Eastern time), at the following website: www.virtualshareholdermeeting.com/BREIF2020, and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted “FOR” proposal 1 and “FOR” proposal 2. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKSTONE REAL ESTATE INCOME MASTER FUND 345 PARK AVENUE, 42ND FLOOR NEW YORK, NEW YORK 10154 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/BREIF or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 14, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BREIF2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 14, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D21942-S07801 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BLACKSTONE REAL ESTATE INCOME MASTER FUND The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 1. To amend the Master Fund’s Amended and Restated Agreement and Declaration of Trust by revising the Shareholder vote required to approve the Master Fund’s dissolution from at least two-thirds of the outstanding shares to a “majority” as defined under the Investment Company Act of 1940, as amended, provided that no more than 33% of the outstanding shares of the Master Fund vote against the dissolution. 2. To approve the dissolution of the Master Fund. 3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement and Form of Proxy are available at www.proxyvote.com/BREIF D21943-S07801 BLACKSTONE REAL ESTATE INCOME MASTER FUND 345 Park Avenue, 42nd Floor, New York, New York 10154 The undersigned shareholder(s) hereby appoint(s) Jonathan Pollack, Anthony F. Marone and Leon Volchyok as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the Joint Special Meeting of Shareholders of BLACKSTONE REAL ESTATE INCOME FUND, BLACKSTONE REAL ESTATE INCOME FUND II and BLACKSTONE REAL ESTATE INCOME MASTER FUND to be held virtually on October 15, 2020 at 8:00 a.m. (Eastern time), at the following website: www.virtualshareholdermeeting.com/BREIF2020, and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted “FOR” proposal 1 and “FOR” proposal 2. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.